UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2025

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 North Beach Street
Daytona Beach, Florida		32114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (386) 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Appointment of Principal Accounting Officer

On May 7, 2025, the Board of Directors (the “Board”) of Brown & Brown, Inc. (the “Company”) appointed Paul M. Gallagher as the Company’s principal accounting officer. Mr. Gallagher serves as the Company’s Vice President, Controller and Chief Accounting Officer.

Mr. Gallagher, age 55, has most recently served as the Company’s Controller, a position he has held since November 2024. Mr. Gallagher retired from Deloitte & Touche LLP in June 2023, most recently serving as Partner, Audit & Assurance Services from June 2008 until his retirement. Mr. Gallagher joined Deloitte & Touche as an Audit Professional in September 1991 and later served as a Partner, on assignment in Tokyo, Japan, from May 2002 until June 2006 and as a Partner, Mergers & Acquisitions, from June 2006 until June 2008. Mr. Gallagher holds a Bachelor of Science in Accounting from Fairleigh Dickinson University and is a Certified Public Accountant.

There is no familial relationship between Mr. Gallagher and any executive officer or director of the Company, and there are no arrangements or understandings between Mr. Gallagher and any other persons pursuant to which he was appointed. There are no transactions in which the Company was or is to be a participant and in which Mr. Gallagher had or will have a direct or indirect material interest that are required to be reported pursuant to Item 404(a) of Regulation S-K.

In connection with the foregoing, effective on May 7, 2025, R. Andrew Watts, the Company’s current principal accounting officer, no longer serves as the Company’s principal accounting officer. Mr. Watts will continue to serve as Executive Vice President, Chief Financial Officer (principal financial officer) and Treasurer of the Company.

(e)

On May 7, 2025, shareholders of the Company approved an amendment to the Brown & Brown, Inc. 2019 Stock Incentive Plan (the “SIP”) to increase the number of shares available for issuance under the SIP by 6,930,000 shares and extend the term of the SIP. The Compensation Committee of the Board previously approved the amendment to the SIP, subject to approval by the Company’s shareholders. A brief summary of the SIP was included as part of Proposal 4 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2025 (the “Proxy Statement”). The summary of the SIP contained in the Proxy Statement is incorporated by reference into this Item 5.02. Such description does not purport to be complete, and is qualified in its entirety by reference to the full text of the SIP, as amended, which is filed as Exhibit 10.1 to this report and is incorporated in response to this Item by reference thereto. The related shareholder vote is described under Item 5.07, below.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 7, 2025, the Company held its Annual Meeting of Shareholders (the “Meeting”). Proxies for the Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 286,627,605 shares were outstanding and entitled to vote as of March 3, 2025 (the record date for the Meeting). Of this amount 264,433,229 shares, representing approximately 92.26% of the total number of shares outstanding, were represented in person or by proxy, constituting a quorum for the transaction of business, and were voted at the Meeting.

At the Meeting, shareholders elected J. Hyatt Brown, J. Powell Brown, Lawrence L. Gellerstedt III, Theodore J. Hoepner, James S. Hunt, Toni Jennings, Paul J. Krump, Timothy R.M. Main, Bronislaw E. Masojada, Jaymin B. Patel, H. Palmer Proctor, Jr., Wendell S. Reilly, and Kathleen A. Savio to serve as directors until the next annual meeting of shareholders and until their respective successors are elected and qualified.

The table below sets out the number of votes cast for, and votes withheld from, each director:

Directors	Votes For	Votes Withheld	Broker Non-Votes
J. Hyatt Brown	234,425,690	8,374,595	21,632,944
J. Powell Brown	240,496,097	2,304,188	21,632,944
Lawrence L. Gellerstedt III	240,103,110	2,697,175	21,632,944
Theodore J. Hoepner	230,235,982	12,564,303	21,632,944
James S. Hunt	237,359,275	5,441,010	21,632,944
Toni Jennings	231,907,476	10,892,809	21,632,944
Paul J. Krump	242,286,553	513,732	21,632,944
Timothy R.M. Main	237,840,927	4,959,358	21,632,944
Bronislaw E. Masojada	242,021,386	778,899	21,632,944
Jaymin B. Patel	241,419,036	1,381,249	21,632,944
H. Palmer Proctor, Jr.	207,716,342	35,083,943	21,632,944
Wendell S. Reilly	231,830,368	10,969,917	21,632,944
Kathleen A. Savio	242,538,935	261,350	21,632,944

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2025. Of the shares voted, 254,260,316 voted in favor, 10,002,249 voted against, and 170,664 abstained.

The shareholders approved, on an advisory basis, the compensation of the Named Executive Officers. Of the shares voted, 233,430,895 voted in favor, 8,292,483 voted against, and 1,076,890 abstained. There were also 21,632,961 broker non-votes.

The shareholders approved the amendment to the SIP to increase the aggregate number of shares available for issuance under the SIP by 6,930,000 shares and extend the term of the SIP. Of the shares voted, 239,283,450 voted in favor, 3,233,888 voted against, and 292,928 abstained. There were also 21,632,963 broker non-votes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

10.1 Amended and Restated Brown & Brown, Inc. 2019 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC. (Registrant)

Date:	May 12, 2025	By:	/s/ Anthony M. Robinson
Anthony M. Robinson Secretary